                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                               GRAHAM CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                       [GRAHAM ENGINEERING ANSWERS LOGO]

                               GRAHAM CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 29, 2004

     The annual meeting of stockholders of Graham Corporation will be held at the RIT Inn & Conference Center, 5257 West Henrietta Road, Rochester, New York 14602, on Thursday, July 29, 2004, at 11:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying proxy statement:

          1. To elect two Directors.

          2. To ratify the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending March 31, 2005.

          3. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

     The Board of Directors has fixed the close of business on June 11, 2004 as the record date for determining the stockholders who are entitled to receive notice of and to vote at the annual meeting as well as at any adjournments of the annual meeting.

     Stockholders who do not expect to be present at the annual meeting should complete, sign and date the enclosed proxy card and return it promptly in the enclosed return envelope. No postage is required for the mailing of proxy cards within the United States.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ ALVARO CADENA
                                        ALVARO CADENA
                                        President & Chief Executive Officer
Dated: June 29, 2004

                       [GRAHAM ENGINEERING ANSWERS LOGO]

                               GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                            BATAVIA, NEW YORK 14020

                                PROXY STATEMENT

     We are furnishing this proxy statement to our stockholders in connection with the solicitation by the Board of Directors of proxies for use at the annual meeting of stockholders for our fiscal year ended March 31, 2004 ("Fiscal Year 2004"), as well as for use at any adjournment of the annual meeting, for the following purposes:

        - To elect two Directors.

        - To approve the selection of Deloitte & Touche LLP as our independent auditors for our fiscal year ending March 31, 2005 ("Fiscal Year 2005").

        - To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

     The annual meeting will be held on Thursday, July 29, 2004, at 11:00 a.m., Eastern Time, at the RIT Inn & Conference Center, 5257 West Henrietta Road, Rochester, New York 14602. This proxy statement and the accompanying form of proxy are being first mailed to our stockholders on or about June 29, 2004.

RECORD DATE AND SHARES OUTSTANDING

     The record date for the annual meeting is June 11, 2004. Our records indicate that as of June 11, 2004 there were 1,658,327 shares of our common stock issued and outstanding. If you were a holder of our common stock on June 11, 2004, then you are entitled to one vote at the annual meeting for each share of our common stock that you held on that date.

PROXY CARDS AND VOTING

     If we receive the enclosed proxy, properly executed, in time to be voted at the annual meeting, the Board of Directors will vote the shares represented by it in accordance with the instructions marked on the proxy. Executed proxies without instructions marked on them will be voted FOR each of the nominees for election as Directors and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for Fiscal Year 2005.

     Under our By-Laws, Directors are elected by a plurality of the votes cast at the annual meeting. The vote required for approval of any other matter before the annual meeting is a majority of shares present in person or by proxy and entitled to vote on the matter. Under Delaware law, the total votes received, including abstentions and votes on routine matters by brokers holding shares in "street name" or in some other fiduciary capacity, are counted in determining the presence of a quorum at the annual meeting. With respect to the election of Directors, votes may be cast for or withheld from voting for any or all Director nominees. Votes that are withheld will have no effect on the election of Directors. Abstentions may be specified on all proposals other than the election of Directors and will be counted as present for purposes of the matter with respect to which the abstention is noted. Therefore, under our By-Laws and under Delaware law, assuming the presence of a quorum at the annual meeting, non-votes by brokers will have no effect on any proposal to be acted upon at the annual meeting. However, abstentions would have the effect of "no" votes with respect to ratifying the appointment of Deloitte & Touche LLP as our independent auditors for Fiscal Year 2005.

REVOCABILITY OF PROXIES

     Your presence at the annual meeting will not automatically revoke your proxy. However, you can revoke your proxy at any time prior to its exercise at the annual meeting by:

        - delivering to our corporate secretary a written notice of revocation prior to the annual meeting;

        - delivering to our corporate secretary a duly executed proxy bearing a later date; or

        - attending the annual meeting, filing a written notice of revocation with our corporate secretary, and voting in person.

     Notices of revocation and revised proxies should be sent to our corporate secretary at the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020. In addition, notices of revocation and revised proxies can be delivered in person to our corporate secretary or his agents at the annual meeting.

SOLICITATION OF PROXIES

     This proxy solicitation is made by the Board of Directors on our behalf, and we will bear the cost of soliciting proxies. In addition to solicitation by mail, our Directors, officers and employees, as well as our subsidiaries, may solicit proxies personally or by telephone or other telecommunication. We will not compensate our Directors, officers or employees or those of our subsidiaries for making proxy solicitations on our behalf. We will provide persons holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy materials for delivery to those beneficial owners and will reimburse the record owners for their expenses in doing so.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table on the next page sets forth the beneficial ownership of our common stock as of June 11, 2004 by:

        - each person who is known to us, based on reports filed with the Securities and Exchange Commission, to own beneficially more than 5% of our common stock;

        - each of our "named executive officers" as of that date (See "Executive Compensation" on page 10);

        - each of our Directors and Director nominees who beneficially owns shares of our common stock; and

        - all of our executive officers as of that date and Directors as a group.

     We have calculated beneficial ownership based upon the requirements promulgated by the Securities and Exchange Commission. Unless otherwise indicated below in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by that stockholder and the designated address of each individual listed in the table is as follows: Graham Corporation, 20 Florence Avenue, Batavia, New York 14020.

                          COMMON STOCK OWNERSHIP TABLE

----------------------------------------------------------------------------------------------------
                                                                 COMMON STOCK BENEFICIALLY OWNED
----------------------------------------------------------------------------------------------------
                                                                 NUMBER OF          PERCENTAGE OF
                  NAME OF BENEFICIAL OWNER                         SHARES               CLASS
----------------------------------------------------------------------------------------------------
Employee Stock Ownership Plan of Graham Corporation               100,242(3)             6.0%
Dimensional Fund Advisors, Inc.                                    94,468(4)             5.7%
Van Den Berg Management                                            89,335(5)             5.4%
Helen H. Berkeley(1)                                              123,307(6)             7.4%
Jerald D. Bidlack(1)                                               32,500(7)             1.9%
Alvaro Cadena(1,2)                                                 70,644(8)             4.1%
William C. Denninger(1)                                             3,250(9)               *
J. Ronald Hansen(2)                                                21,920(10)            1.3%
Philip S. Hill(1)                                                  23,050(11)            1.4%
H. Russel Lemcke(1)                                                37,000(12)            2.2%
James R. Lines(2)                                                  14,314(13)              *
James J. Malvaso(1)                                                 3,250(14)              *
Philip Marks(2)                                                    12,932(15)              *
Stephen P. Northrup(2)                                             22,555(16)            1.3%
Cornelius S. Van Rees(1)                                           22,300(17)            1.4%
All executive officers and Directors as a group (12 persons)      387,022(18)           21.1%

---------------

 * Less than 1%

( 1) Director.

( 2) Executive officer.

( 3) The Employee Benefits Committee of our Board of Directors administers the
     Employee Stock Ownership Plan of Graham Corporation (the "ESOP"). The Board of Directors has appointed an unrelated corporate trustee for the ESOP. The employee benefits committee instructs the ESOP trustee regarding investment of funds contributed to the ESOP. Each member of the employee benefits committee disclaims beneficial ownership of the shares held in the ESOP. The ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the suspense account are voted by the ESOP trustee in a manner calculated to most accurately reflect the instructions the ESOP trustee has received from participants regarding the allocated stock, provided such instructions do not conflict with the ESOP trustee's fiduciary obligations under ERISA. As of June 11, 2004, all 108,968 shares were allocated to participants under the ESOP and no shares were unallocated.

( 4) Dimensional Fund Advisors, Inc.'s address is 1299 Ocean Avenue, 11th Floor,
     Santa Monica, California 90401. Dimensional Fund Advisors, Inc., an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, is deemed to have beneficial ownership of 94,468 shares of our stock as of December 31, 2003, all of which shares are held in the portfolios of four investment companies, each of which is registered under the Investment Company Act of 1940. Dimensional Fund Advisors, Inc. furnishes investment advice to each of the four investment companies but disclaims beneficial ownership of all of the shares held by the investment companies and reported in the table above.

( 5) Van Den Berg Management's address is 805 Las Cimas Parkway, Suite 430,
     Austin, Texas 78746.

( 6) Includes 16,000 shares that Mrs. Berkeley may acquire within 60 days upon exercise of stock options.

( 7) Includes 13,250 shares that Mr. Bidlack may acquire within 60 days upon exercise of stock options.

( 8) Includes 44,515 shares that Mr. Cadena may acquire within 60 days upon exercise of stock options and 1,687 shares held by the ESOP trustee and allocated to Mr. Cadena's account, as to which Mr. Cadena has sole voting power but no dispositive power, except in limited circumstances.

( 9) Includes 3,250 shares that Mr. Denninger may acquire within 60 days upon exercise of stock options.

(10) Includes 13,200 shares that Mr. Hansen may acquire within 60 days upon exercise of stock options and 720 shares held by the ESOP trustee and allocated to Mr. Hansen's account, as to which Mr. Hansen has sole voting power but no dispositive power, except in limited circumstances.

(11) Includes 13,250 shares that Mr. Hill may acquire within 60 days upon exercise of stock options.

(12) Includes 19,000 shares that Mr. Lemcke may acquire within 60 days upon exercise of stock options.

(13) Includes 13,200 shares that Mr. Lines may acquire within 60 days upon exercise of stock options and 1,114 shares held by the ESOP trustee and allocated to Mr. Lines's account, as to which Mr. Lines has sole voting power but no dispositive power, except in limited circumstances.

(14) Includes 3,250 shares that Mr. Malvaso may acquire within 60 days upon exercise of stock options.

(15) Includes 12,340 shares that Mr. Marks may acquire within 60 days upon exercise of stock options and 592 shares held by the ESOP trustee and allocated to Mr. Marks's account, as to which Mr. Marks has sole voting power but no dispositive power, except in limited circumstances.

(16) Includes 13,200 shares that Mr. Northrup may acquire within 60 days upon exercise of stock options and 1,355 shares held by the ESOP trustee and allocated to Mr. Northrup's account, as to which Mr. Northrup has sole voting power but no dispositive power, except in limited circumstances.

(17) Includes 13,250 shares that Mr. Van Rees may acquire within 60 days upon exercise of stock options.

(18) Includes 177,705 shares that members of the group may acquire within 60 days upon exercise of stock options and 5,468 shares allocated to the named executive officers under the ESOP, as to which the named executive officers may exercise voting power, but not dispositive power, except in limited circumstances.

                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

     We currently have eight Directors. Our By-Laws provide for a classified Board of Directors consisting of three classes of Directors, with each class serving staggered three-year terms. As a result, only a portion of our Board of Directors is elected each year.

     Our By-Laws require mandatory retirement at age 75 for directors who become members of the board for the first time after October 2002. No retirements pursuant to this provision have occurred during the last fiscal year.

     Director Philip S. Hill has indicated his intention to retire from the Board following the expiration of his current term at this year's annual meeting. Mr. Hill has served as a Director since 1968, ever since the Company first became publicly traded. The entire Board of Directors thanks Mr. Hill for his service to the Company and its shareholders and for his contributions over the years.

     The Board of Directors has reduced the size of the Board from eight to seven, effective upon Mr. Hill's retirement.

     Two of our eight Directors are to be elected by our stockholders at the annual meeting, each to hold office for a three-year term expiring in 2007 or until his successor is duly elected and qualified.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                   THAT STOCKHOLDERS VOTE "FOR" THE ELECTION
                     OF THE NOMINEES TO SERVE AS DIRECTORS

     Unless authority to vote for either or both of the nominees is specifically withheld, proxies in the enclosed form will be voted FOR the election of the nominees. The Board of Directors does not contemplate that either of the nominees will be unable to serve as a Director, but if that contingency should occur before the proxies are voted, the persons named in the enclosed proxy reserve the right to vote for such substitute nominees as they, in their discretion, determine.

     The table below sets forth information concerning each of our Directors whose term in office expires at the annual meeting.

NOMINEES PROPOSED FOR ELECTION AS DIRECTORS
FOR A THREE-YEAR TERM EXPIRING IN 2007

-------------------------------------------------------------------------------------------
                    NAME AND BACKGROUND                       DIRECTOR SINCE   TERM EXPIRES
-------------------------------------------------------------------------------------------
JERALD D. BIDLACK, age 68, is the President of Griffin             1985            2004
  Automation, Inc., a manufacturer of special automation
  machinery and systems, which is located in West Seneca,
  New York. Mr. Bidlack also serves on the Board of
  Directors of Bush Industries, Inc., a public company
  located in Jamestown, New York engaged in the manufacture
  and sale of furniture products. He serves also as a
  trustee of Keuka College, which is located in Penn Yan,
  New York.
JAMES J. MALVASO, age 53, is President and Chief Executive         2003            2004
  Officer of The Raymond Corporation in Greene, New York.
  Previously he served as Chief Operating Officer and Vice
  President-Operations of Raymond.

     The table below sets forth information concerning each Director whose term in office does not expire at the annual meeting.

DIRECTORS WHOSE TERMS DO NOT EXPIRE
AT THE ANNUAL MEETING

-------------------------------------------------------------------------------------------
                    NAME AND BACKGROUND                       DIRECTOR SINCE   TERM EXPIRES
-------------------------------------------------------------------------------------------
HELEN H. BERKELEY, age 75, is a private investor.                  1998            2006
ALVARO CADENA, age 60, is President and Chief Executive            1993            2006
  Officer. Mr. Cadena became Chief Executive Officer on
  April 1, 1998.
WILLIAM C. DENNINGER, age 53, is Senior Vice                       2003            2005
  President-Finance and Chief Financial Officer of Barnes
  Group, Inc. in Bristol, Connecticut. Before joining Barnes he served as Vice President-Finance and Chief Financial
  Officer of BTR, Inc. in Stamford, Connecticut.
H. RUSSEL LEMCKE, age 64, is President of H. Russel Lemcke         1996            2005
  Group, Inc. which specializes in strategic business
  development, including mergers, acquisitions and joint
  ventures. Mr. Lemcke also serves on the Board of Directors of Lincoln Industrial, a company located in St. Louis,
  Missouri engaged in the manufacture and sale of industrial lubrication products and systems. He also serves as a
  board member of Sensus Metering Systems, Inc., of Raleigh
  North Carolina. Sensus is a global manufacturer of utility metering products and systems.
CORNELIUS S. VAN REES, age 75, was a partner in the New York       1969            2005
  City law firm of Thacher Proffitt & Wood until his
  retirement in 1994. Mr. Van Rees received his law degree
  in 1954 from Columbia University. Mr. Van Rees serves as
  Secretary of the Company.

                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

     During Fiscal Year 2004, the Board of Directors held a total of five Board meetings. The Board of Directors has an Executive Committee, an Audit Committee, an Employee Benefits Committee, a Compensation Committee, and a Nominating Committee. The function, composition, and number of meetings of each of these five committees are described below.

EXECUTIVE COMMITTEE

     Between meetings of the Board of Directors, the Executive Committee has the authority to manage and direct all of our business and affairs, insofar as such authority may be legally delegated and except as may be limited from time to time by resolutions of the Board of Directors. The members of the Executive Committee are Directors Bidlack (Chairman), Cadena, Hill, Lemcke and Van Rees. The Executive Committee did not meet during Fiscal Year 2004.

AUDIT COMMITTEE

     The Audit Committee (a) is responsible for the appointment, compensation and retention of our independent auditors and for oversight of their work; (b) approves all audit engagement fees and terms, as well as significant non-audit engagements; (c) meets and discusses directly with our independent auditors their audit work and related matters and (d) oversees and performs such investigations with respect to our internal and external auditing procedures and affairs as the Audit Committee deems necessary or advisable and as may be required by applicable law. The current charter for our Audit Committee sets forth specifically the duties and responsibilities of the Committee and is attached as Appendix A to this proxy statement. The members of the Audit Committee are Directors Denninger (Chairman), Berkeley, Bidlack, Hill and Lemcke. The Audit Committee held five meetings during Fiscal Year 2004.

     The Board of Directors has determined that the Audit Committee has at least one audit committee financial expert, Director William C. Denninger. Mr. Denninger and each of the other members of the Audit Committee is "independent" in accordance with the current listing standards of the American Stock Exchange.

     The Audit Committee's report relating to Fiscal Year 2004 appears on page 16 of this proxy statement.

EMPLOYEE BENEFITS COMMITTEE

     The Employee Benefits Committee reviews the performance of the plan administrator of each of our Retirement Income Plan, Incentive Savings Plan, Group Hospitalization Plan, Medical Plan, Major Medical Plan, Life Insurance Plan, Long-Term Disability Plan, Employee Stock Ownership Plan and any other employee benefit plan we maintain for which a named fiduciary is designated. The Employee Benefits Committee reviews and reports to the Board of Directors on the performance of the Incentive Savings Plan trustee and the Retirement Income Plan trustee in investing, managing and controlling plan assets. The Employee Benefits Committee has authority (a) to establish a funding policy and method consistent with the objectives of the Retirement Income Plan, (b) to recommend changes in the plans and changes in any plan trustee or administrator, and (c) subject to the further action of the Board of Directors, to amend any of the plans, other than the Retirement Income Plan, the Incentive Savings Plan and the Employee Stock Ownership Plan. The members of the Employee Benefits Committee are Directors Van Rees (Chairman), Berkeley, Bidlack, Denninger and Hill. The Employee Benefits Committee held two meetings during Fiscal Year 2004.

COMPENSATION COMMITTEE

     The Compensation Committee (a) reviews and determines annually salaries, bonuses and other forms of compensation paid to our executive officers and management; (b) selects recipients of awards of incentive stock options and non-qualified stock options and establishes the number of shares and other terms applicable to such awards; and (c) construes the provisions of and generally administer the 1995 Incentive Plan to Increase Shareholder Value and the 2000 Incentive Plan to Increase Shareholder Value. The members of the Compensation Committee are Directors Lemcke (Chairman), Berkeley, Bidlack, Hill, Malvaso and Van Rees. The Compensation Committee held two meetings during Fiscal Year 2004. The Compensation Committee's report relating to Fiscal Year 2004 appears on page 13 of this proxy statement.

NOMINATING COMMITTEE

     The Nominating Committee has authority to evaluate, interview and nominate candidates for election to the Board of Directors. The Nominating Committee held one meeting during Fiscal Year 2004. The members of the Nominating Committee are Directors Van Rees (Chairman), Bidlack, Hill and Malvaso. All members of the Nominating Committee are "independent" in accordance with the current listing standards of the American Stock Exchange.

     The charter of the Nominating Committee is attached as Appendix B to this proxy statement.

     In identifying and evaluating nominees for director, the Nominating Committee seeks candidates possessing the highest standards of personal and professional ethics and integrity; practical wisdom, independent thinking, maturity and the ability to exercise sound business judgment; skills, experience and demonstrated abilities that help meet the current needs of the Board; and a firm commitment to the interests of stockholders.

     In addition, the Nominating Committee will take into consideration such other factors as it deems appropriate. These factors may include knowledge of the Company's industry and markets, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Committee may consider, among other factors, experience or expertise in some of the following areas: the heat-transfer industry, global business, science and technology, competitive positioning, corporate governance, finance or economics, public affairs.

     Pursuant to our By-Laws, stockholders of record entitled to vote in the election of Directors at any annual meeting may recommend individuals for consideration by the Nominating Committee as potential nominees by submitting written recommendations to our corporate secretary no later than (a) 60 days in advance of the annual meeting, if the annual meeting is to be held within 30 days preceding the anniversary of the previous year's annual meeting, or (b) 90 days in advance of the annual meeting, if the annual meeting is to be held on or after the anniversary of the previous year's annual meeting. For an annual meeting of stockholders held at a time other than within this time period, or for a special meeting of stockholders for the election of Directors, notice must be submitted no later than the close of business on the 10th day following the date on which notice of such meeting is first given to stockholders.

     Stockholder recommendations must contain: (a) each nominee's name, age, business and residence addresses; (b) principal occupation or employment; (c) the nominee's written consent to serve as a Director; and

(d) information that would be required to be included in a proxy statement filed pursuant to applicable rules of the Securities and Exchange Commission. In addition, any stockholder submitting a recommendation must provide his or her own name and address as well as the class and number of our shares owned of record and the dates he or she acquired such shares. The stockholder also must describe all arrangements or understandings between the stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are made by the stockholder. Furthermore, the stockholder must identify any person employed, retained, or to be compensated by the stockholder submitting the nomination or by the person nominated, or any person acting on his or her behalf, to make solicitations or recommendations to stockholders for the purpose of assisting in the election of such nominee, and briefly describe the terms of such employment, retainer or arrangement for compensation.

     The Nominating Committee will evaluate nominees proposed by stockholders using the same criteria, and in the same manner, as described above.

MEETING ATTENDANCE

     Each Director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the total number of meetings of all committees of the Board of Directors on which he or she served (during the periods that he or she served). All Directors attended the Company's 2003 Annual Meeting of Stockholders.

COMMUNICATIONS FROM SECURITY HOLDERS

     Stockholders may send communications to the Board, or to individual directors, to the attention of: Cornelius S. Van Rees, Secretary, Graham Corporation, 20 Florence Avenue, Batavia, New York 14020. The Secretary will convey all such communications to the Board, or if addressed to an individual member of the Board, to that director.

                           COMPENSATION OF DIRECTORS

     The Board has one employee-Director who does not receive any remuneration for service on the Board of Directors or on any committee of the Board.

     Each of our non-employee Directors receives an annual fee of $15,000 for service on the Board of Directors. Additionally, each non-employee Director receives a fee of $1,000 for each Board or committee meeting attended, except that if such meeting is held by telephone conference call or by unanimous written consent, the fee is reduced to $500. If a Board and/or one or more committees meet on the same day, a full meeting fee is paid for one meeting and one-half of the meeting fee is paid for each additional meeting attended that day. Each non-employee Director who serves on the Executive Committee receives an additional annual fee of $5,000 for such service. The Chairman of the Board of Directors receives an additional annual fee of $10,000 for such service. The Chairman of the Audit Committee receives an additional annual fee of $5,000 and the chairman of each other committee receives an additional annual fee of $2,000.

     Non-employee Directors participate in the Outside Directors' Long-Term Incentive Plan (the "LTIP"). Under the LTIP, for the first five fiscal years in which we produce consolidated net income of at least $500,000, starting with 1996 for Directors in office at that time and starting with election to the Board of Directors for new Directors, each non-employee Director will be credited with share equivalent units ("SEUs"). Each SEU is valued at the market value of one share of our common stock on the last day of trading of the first quarter following a fiscal year for which SEUs are to be credited. The number of SEUs to be credited is determined by dividing the value of one SEU into $10,000. Upon termination of a Director's service on the Board of Directors, but not before, SEUs become redeemable, at our option, for either (a) a commensurate number of shares of our common stock or (b) subject to our consent, the cash value of a commensurate number of shares of our common stock as of the termination of service date.

     Pursuant to the 1995 Graham Corporation Incentive Plan to Increase Shareholder Value (the "Incentive Plan"), each of our non-employee Directors was to be granted, annually for four years, an option to purchase 2,250 shares of our common stock at its closing price on the American Stock Exchange on the date of each grant, subject to availability under the Incentive Plan of unissued options reserved for Directors. However, no shares reserved for any non-employee Directors remain in the 1995 Incentive Plan and no grants from it were made to any non-employee Director during Fiscal Year 2004.

     During Fiscal Year 2004, each of our non-employee Directors on October 24, 2003 was granted an option to purchase 1,000 shares of our common stock at its closing price on the American Stock Exchange on the date of grant, pursuant to the 2000 Graham Corporation Incentive Plan to Increase Shareholder Value.

                               EXECUTIVE OFFICERS

     Graham Corporation is currently served by the following executive officers, who are elected by the Board of Directors and serve until their respective successors are elected and qualified:

     ALVARO CADENA, age 60, has been President and Chief Executive Officer since 1998 and has been employed with us since 1969. Further information about Mr. Cadena is set forth above under "Election of Directors."

     J. RONALD HANSEN, age 57, has been Vice President -- Finance & Administration and Chief Financial Officer since 1993. He has been employed with us since 1993.

     JAMES R. LINES, age 43, is Vice President -- Marketing and Sales. Previously he served as Vice President-Engineering. He has been employed with us since 1984.

     PHILIP MARKS, age 60, is Vice President -- Manufacturing. Previously he served as Plant Manager, Manager of Contract Engineering and Manager of Quality Assurance and Quality Control. He has been employed with us since 1970.

     STEPHEN P. NORTHRUP, age 52, is Vice President -- Engineering. Previously he served as Vice President-Power & Marine Products. He has been employed with us since 1973.

                             EXECUTIVE COMPENSATION

     The following table sets forth the annual compensation for services to us in all capacities for the past three fiscal years for our Chief Executive Officer and our four most highly compensated executive officers (other than our Chief Executive Officer) who were serving as executive officers on March 31, 2004, the last day of Fiscal Year 2004 (collectively, the "named executive officers").
--------------------------------------------------------------------------------

                                                   ANNUAL          LONG-TERM
                                                COMPENSATION      COMPENSATION
                                                                   SECURITIES
              NAME AND                 FISCAL                      UNDERLYING               ALL OTHER
         PRINCIPAL POSITION             YEAR    SALARY ($)(1)   OPTIONS/SARS (#)   COMPENSATION ($)(2,3,4,5,6)
--------------------------------------------------------------------------------------------------------------
ALVARO CADENA                           2004       234,978           6,000                   113,160
President and                           2003       234,978           6,000                    14,050
Chief Executive Officer                 2002       307,849           6,000                    26,122

PHILIP MARKS                            2004       120,922           3,000                     4,010
Vice President --                       2003       118,456           3,000                     7,540
Manufacturing                           2002       128,547           3,000                     7,541

J. RONALD HANSEN                        2004       146,931           3,000                    86,475
Vice President -- Finance &             2003       146,931           3,000                    14,050
Administration and                      2002       174,647           3,000                    17,395
Chief Financial Officer

JAMES R. LINES                          2004       137,966           3,000                    43,132
Vice President -- Marketing             2003       137,966           3,000                     7,442
and Sales                               2002       163,977           3,000                    19,726

STEPHEN P. NORTHRUP                     2004       137,966           3,000                    86,960
Vice President -- Engineering           2003       137,966           3,000                     6,054
                                        2002       173,977           3,000                    18,626

---------------

(1) Includes payment of contingent salary amounts that are deferred to the following fiscal year and are payable only upon attainment of predetermined performance goals. No contingent compensation was paid to any named executive officer with respect to Fiscal Years 2003 and 2004. The figures shown also include amounts (if any) deferred by the named executive officers pursuant to section 401(k) of the Internal Revenue Code and deferred contingent salary. Amounts deferred under section 401(k) of the Internal Revenue Code are deposited in the named executive officer's 401(k) account for investment and payment according to the terms of our Incentive Savings Plan.

(2) Includes premiums paid on insurance policies on each of the named executive officers as follows: Mr. Cadena -- $14,050 for Fiscal Year 2002 and $14,050 for Fiscal Year 2003; Mr. Marks -- $7,541 for Fiscal Year 2002 and $7,540 for Fiscal Year 2003; Mr. Hansen -- $8,032 for Fiscal Year 2002 and $8,032 for Fiscal Year 2003; Mr. Lines $6,577 for Fiscal Year 2002 and $4,417 for Fiscal Year 2003; Mr. Northrup -- $6,654 for Fiscal Year 2002 and $6,054 for Fiscal Year 2003.

(3) Includes the following amounts paid to the 401(k) accounts of the named executive officers pursuant to our Incentive Savings Plan: Mr.
    Cadena -- none for Fiscal Years 2003 and 2004 and $10,385 for Fiscal Year 2002; Mr. Marks -- none for Fiscal Years 2003 and 2004 and $5,934 for Fiscal Year 2002; Mr. Hansen -- none for Fiscal Years 2003 and 2004 and $8,403 for Fiscal Year 2002; Mr. Lines -- none for Fiscal Years 2003 and 2004 and $10,385 for Fiscal Year 2002; Mr. Northrup -- none for Fiscal Years 2003 and 2004 and $8,042 for Fiscal Year 2002.

(4) Includes the following amounts representing the value of shares allocated pursuant to our ESOP to each named executive officer's account maintained under the ESOP: Mr. Cadena -- $146 for Fiscal Year 2002; Mr. Marks -- $86 for Fiscal Year 2002; Mr. Hansen -- $134 for Fiscal Year 2002; Mr. Lines -- $146 for Fiscal Year 2002; Mr. Northrup -- $116 for Fiscal Year 2002. None of the named executive officers received shares under the ESOP in Fiscal Years 2003 or 2004.

(5) Includes for Mr. Lines payment for published professional articles of $1,650 for Fiscal Year 2002, $3,025 for Fiscal Year 2003 and $1,375 for Fiscal Year 2004. Includes for Mr. Northrup payment in lieu of vacation of $2,576 for Fiscal Year 2002 and a long-term service award of $5,306 for Fiscal Year 2004.

(6) Includes cash proceeds received in Fiscal Year 2004 upon termination of split-dollar life insurance policies maintained by the Company as follows:
    Mr. Cadena - $63,847, Mr. Hansen -- $86,475, Mr. Lines -- $41,757; Mr. Marks
     -- $4,010; Mr. Northrup -- $81,654. Also includes the cash surrender value of $49,313 for life insurance policies transferred by the Company to Mr. Cadena as part of the Company's termination of its split-dollar insurance benefit. The Company's termination of its split-dollar life insurance program realized a tax benefit to the Company in Fiscal Year 2004 of approximately $130,000 and brings an annual net cost saving of approximately $48,000.

STOCK OPTIONS

     The following table indicates the total number of stock options we granted to each named executive officer during Fiscal Year 2004.

                   OPTION/SAR GRANTS DURING FISCAL YEAR 2004
--------------------------------------------------------------------------------

                                                                                            POTENTIAL REALIZABLE
                                                    INDIVIDUAL GRANTS                         VALUE AT ASSUMED
                                                   PERCENT OF                                 ANNUAL RATES OF
                                  NUMBER OF           TOTAL                                     STOCK PRICE
                                  SECURITIES      OPTIONS/SARS     EXERCISE                   APPRECIATION FOR
                                  UNDERLYING       GRANTED TO       OR BASE                     OPTION TERM
                                 OPTIONS/SARS     EMPLOYEES IN       PRICE     EXPIRATION
NAME                            GRANTED (#)(1)   FISCAL YEAR (%)   ($/SHARE)      DATE       5% ($)     10% ($)
----------------------------------------------------------------------------------------------------------------
ALVARO CADENA                        6,000            20.7%          8.80       10/24/13     33,206      84,150
J. RONALD HANSEN                     3,000            10.3%          8.80       10/24/13     16,603      42,075
JAMES R. LINES                       3,000            10.3%          8.80       10/24/13     16,603      42,075
PHILIP MARKS                         3,000            10.3%          8.80       10/24/13     16,603      42,075
STEPHEN P. NORTHRUP                  3,000            10.3%          8.80       10/24/13     16,603      42,075

---------------

(1) All stock options are currently vested, non-qualified stock options.

     The following table indicates the total number of exercisable and unexercisable stock options held by each named executive officer on March 31, 2004, the last day Fiscal Year 2004, and the value.

              AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 2004
                     AND FISCAL YEAR-END OPTION/SAR VALUES
--------------------------------------------------------------------------------

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                          OPTIONS/SARS AT FISCAL             OPTIONS/SARS
                                                               YEAR-END (#)            AT FISCAL YEAR-END ($)(1)
                       SHARES ACQUIRED      VALUE
NAME                   ON EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------
ALVARO CADENA                 -0-              -0-        44,515           -0-          67,993           -0-
J. RONALD HANSEN            8,507           23,387        13,200           -0-          21,369           -0-
JAMES R. LINES              3,000            8,606        13,200           -0-           5,400           -0-
PHILIP MARKS                  -0-              -0-        12,340           -0-           5,400           -0-
STEPHEN P. NORTHRUP         9,507           25,558        13,200           -0-           5,400           -0-

---------------

(1) Based on the closing price of our common stock on March 31, 2004, which was $10.60 per share.

PENSION PLANS

     The following table sets forth straight-life annuity amounts without regard to offsets for social security benefits. Benefits listed in the table are subject to a deduction of an amount equal to 50% of an eligible employee's estimated primary social security benefit.

                               PENSION PLAN TABLE
--------------------------------------------------------------------------------

                    YEARS OF SERVICE
REMUNERATION ($)    15        20         25       30/35
---------------------------------------------------------
100,000           $25,000   $33,333   $ 41,670   $ 50,000
125,000           $31,250   $41,662   $ 52,088   $ 62,500
150,000           $37,500   $49,995   $ 62,505   $ 75,000
160,000           $40,000   $53,333   $ 67,667   $ 80,000
175,000(1)        $43,750   $58,328   $ 72,922   $ 87,500
260,000(1)        $65,000   $86,667   $108,334   $130,000

---------------

(1) For the U.S. Retirement Plan (as defined below), with respect to Fiscal Year 2003, $200,000 was the maximum amount of compensation that could be used as the basis for determining benefits under applicable law; for Fiscal Year 2004 the amount was $205,000. For the Supplemental Plan (as defined below), with respect to Fiscal Year 2003 only non-contingent compensation over $200,000 was used as the basis for determining benefits and for Fiscal Year 2004 only non-continent compensation over $205,000.

     Our Retirement Income Plan is a defined benefit pension plan for the benefit of our eligible domestic employees and the eligible domestic employees of our United States subsidiaries (the "U.S. Retirement Income Plan"). The U.S. Retirement Income Plan takes income into account for future benefits on a calendar year basis. The portion of Fiscal Year 2004 compensation that is taken into account by the U.S. Retirement Income Plan for the purpose of calculating future pension benefits is as follows: $205,000 for Mr. Cadena; $146,931 for Mr. Hansen; $137,966 for Mr. Lines; $120,922 for Mr. Marks; and $137,966 for Mr. Northrup.

     The approximate years of creditable service as of June 11, 2004 of each of the named executive officers eligible to participate in the U.S. Retirement Income Plan are as follows: 35 years for Mr. Cadena; 11 years for Mr. Hansen; 20 years for Mr. Lines; 25 years for Mr. Marks; 30 years for Mr. Northrup.

     In addition to the U.S. Retirement Income Plan, we maintain a Supplemental Executive Retirement Plan (the "Supplemental Plan") that is intended to provide eligible participants and their surviving spouses and beneficiaries with the amount of employer-provided retirement benefits that the U.S. Retirement Income Plan would provide but for the limitation on compensation that may be recognized under tax-qualified plans imposed by section 401(a)(17) of the Internal Revenue Code and the limitations on benefits imposed by sections 415(b) and (e) of the Internal Revenue Code. Any of our officers whose non-contingent compensation exceeded $200,000 in 2003, or will exceed $200,000 in 2004, are eligible to participate in the Supplemental Plan. Currently Mr. Cadena is the only eligible participant. The Supplemental Plan takes income into account for future benefits on a calendar year basis. The amount of Fiscal Year 2004 compensation taken into account by the Supplemental Plan for the purpose of calculating future benefits for Mr. Cadena was $34,978.

EMPLOYMENT CONTRACTS

     Each named executive officer has a one-year Employment Agreement with us that is renewable upon the parties' mutual consent for additional periods. Each Employment Agreement has a termination provision that, in certain circumstances, entitles each named executive officer to a payment equal to 12 months' salary (non-contingent salary only) upon the termination of his employment.

     Mr. Cadena and Mr. Hansen are each party to a Senior Executive Severance Agreement with the Company. Each agreement provides that in the event of a change in control (defined generally as an acquisition of 25% or more of our outstanding voting shares, or a change in the majority of the Board of Directors as the result of any tender offer or business combination) effected by a third person, Mr. Cadena and Mr. Hansen are each entitled to three years' compensation, including bonuses, if his employment is terminated within two years of such a change of control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of our Compensation Committee during Fiscal Year 2004 were Directors Lemcke (Chairman) Berkeley, Bidlack, Hill, Malvaso and Van Rees. Director Cornelius S. Van Rees is our corporate secretary but receives no compensation for his service in such capacity. Mr. Van Rees participated in the Board of Directors' deliberations regarding compensation of all of our compensated officers.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Our Compensation Committee establishes levels of cash compensation and forms and amounts of non-cash compensation for our executive officers and our subsidiaries' executive officers. The guiding principles of our Compensation Committee are as follows:

        - To provide a reasonable level of compensation sufficient to attract and retain executive personnel best suited by training, ability, and other relevant criteria for the management requirements of our company.

        - To balance base compensation (non-contingent) and incentive compensation (contingent upon performance) for the purpose of motivating executive personnel.

        - To determine the extent and method of aligning the financial interest of our executive personnel with the interest of our stockholders in the appreciation of their investment.

     For Fiscal Year 2004, the Compensation Committee held the non-contingent salaries of our Chief Executive Officer and of our other executive officers to the level of the previous year. Traditionally, compensation for our Chief Executive Officer and executive officers has been below the mid-range of competitive levels. We believe that compensation for our Chief Executive Officer and other executive officers remains below the median compensation levels for similarly situated executive officers of comparably-sized companies both in our industry and our geographic region. We also believe that non-cash compensation, in the form of stock options, is below that offered by comparably-sized companies both in our industry and our geographic region.

     Decisions regarding executive compensation made during Fiscal Year 2004 derived principally from the perceived need to limit increases in costs during a period of difficult business conditions. The Compensation Committee considered the need to continue to provide incentives for members of management and sought to do so by granting stock options to the Chief Executive Officer and other executive officers, as described below.

     In the interest of linking corporate performance to officer compensation while maintaining competitive overall nominal salary rates, a portion of the annual salary for each named executive officer is contingent. The contingent portion is payable, on a deferred basis, only following the end of each fiscal year, and payment is subject to attainment of performance-based goals for the year by us and by each named executive officer individually. Under this arrangement, a target performance-based amount for each eligible officer, representing a percentage of non-contingent salary, is recommended to the Compensation Committee annually by the Chief Executive Officer; a target performance-based amount for the Chief Executive Officer is determined by the Compensation Committee. We must meet a predetermined earnings threshold in order for any eligible officer to receive performance-based pay. The actual amount of performance-based pay earned, if any, depends upon the degree of attainment of goals established by the Compensation Committee for each year in the following areas: corporate and subsidiary return on capital employed and an individual performance goal for each officer. These determinations were based on the Compensation Committee's review of pertinent data with reference to literature in the field and to industry practices for comparably-sized companies and expectations of attainable results under existing market conditions.

     No contingent compensation was paid to any officer for Fiscal Year 2004.

     In Fiscal Year 2004, we granted stock options to the Chief Executive Officer and other executive officers. These stock option grants were made pursuant to our 1995 and 2000 Incentive Plans to Increase Shareholder Value for the purpose of further increasing incentives for our officers to increase shareholder value. No stock appreciation rights or other forms of equity compensation were granted.

                                    Compensation Committee:

                                    H. Russel Lemcke, Chairman
                                    Helen H. Berkeley
                                    Jerald D. Bidlack
                                    Philip S. Hill
                                    James J. Malvaso
                                    Cornelius S. Van Rees

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During Fiscal Year 2004, all of our Directors, executive officers and more than 10% stockholders complied in a timely manner with the filing requirements of Section 16(a) of the Securities Exchange Act of 1934, except for one late report with respect to one transaction for each Director and executive officer. In making this statement, we have relied on the written representations of our Directors, executive officers and more than 10% stockholders and copies of the reports that they have filed with the Securities and Exchange Commission.

                         STOCK PRICE PERFORMANCE GRAPH

     Our common stock is traded on the American Stock Exchange under the symbol "GHM." Set forth below is a line graph comparing, (a) the cumulative stockholder return on our common stock for a five-year period beginning with the last trade of our common stock on March 31, 1999, to (b) the cumulative total return of companies on the American Stock Exchange Market Value Index (the "AMEX Index") over the same period and (c) a selection of peer group public companies, each of which shares a Standardized Industrial Classification code with us and each of which either competes with us as to one or more product lines or one or more market segments (the "Peer Group").

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
     AMONG GRAHAM CORPORATION, THE AMEX MARKET VALUE (U.S. & FOREIGN) INDEX
                              AND A PEER GROUP(1)

                                  [LINE GRAPH]

                                                              CUMULATIVE TOTAL RETURN
                                 ---------------------------------------------------------------------------------
                                 31-MARCH-99   31-MARCH-00   31-MARCH-01   31-MARCH-02   31-MARCH-03   31-MARCH-04
Graham Corporation.............    100.00         87.50        111.88        137.50         96.05        137.72
Amex Market Value (U.S. &
  Foreign).....................    100.00        116.77         90.78         93.76         83.67        138.25
Peer Group.....................    100.00         85.94        141.69        198.76         76.21        135.62

---------------

(1) The Peer Group public companies selected by us for comparison in the line graph consist of the following manufacturing companies: Flowserve Corp., Paul Mueller Co., and Selas Corp. of America.

     This line graph assumes an investment of $100 on March 31, 1999 in (a) our common stock, (b) the stocks comprising the AMEX Index and (c) the stocks of the Peer Group public companies. Total returns assume the reinvestment of dividends.

     Our stock performance may not continue into the future with the trends similar to those depicted in the line graph above. We neither make nor endorse any predictions as to our future stock performance.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and is directly responsible for the compensation, appointment and oversight of the Company's independent auditors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors, Deloitte & Touche LLP ("Deloitte & Touche"), are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. Under its written charter, the Audit Committee has the authority to conduct any inquiry appropriate to fulfilling its responsibilities, has direct access to the independent auditors as well as anyone in the Company, and has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

     The Audit Committee reviewed and discussed the audited financial statements in the Annual Report with management and Deloitte & Touche. The Audit Committee has also discussed and reviewed with Deloitte & Touche the matters required to be discussed by Statements on Auditing Standards No. 61 -- "Communications with Audit Committees", as amended. In addition, the Audit Committee obtained from Deloitte & Touche the written disclosures and the letter required by Independence Standard No. 1, "Independence Discussions with Audit Committees," as amended, by the Independence Standards Board and discussed with the auditors any relationships that may impact their objectivity and independence. The Audit Committee has also considered whether the provision of non-audit services by Deloitte & Touche is compatible with maintaining their independence, and has satisfied itself with respect to Deloitte & Touche's independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended March 31, 2004 for filing with the Securities and Exchange Commission.

                                    Audit Committee:

                                    William C. Denninger, Chairman
                                    Helen H. Berkeley
                                    Jerald D. Bidlack
                                    Philip S. Hill
                                    H. Russel Lemcke

                                  PROPOSAL 2:
                      RATIFICATION OF INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP as our independent auditors for Fiscal Year 2005. This selection will be presented to our stockholders for approval at the annual meeting. The Board of Directors recommends a vote in favor of the proposal to approve and ratify this selection, and, unless otherwise instructed in the proxy, the persons named in the enclosed proxy will vote the proxies FOR this proposal. The Company has been advised by Deloitte & Touche LLP that they are independent auditors with respect to the Company within the meaning of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated under such act.

     A representative from Deloitte & Touche LLP is expected to be at the annual meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions during the meeting.

FEES PAID TO DELOITTE & TOUCHE LLP

     The Company paid the following fees to Deloitte & Touche LLP for fiscal 2004 and fiscal 2003:
--------------------------------------------------------------------------------

                                                                FISCAL        FISCAL
                                                                 2004          2003
---------------------------------------------------------------------------------------
Audit Fees                                                     $ 84,030      $ 79,800
Audit-Related Fees                                               22,095        24,645
Tax Fees                                                         44,453        58,118
All Other Fees                                                        0             0
                                                               --------      --------
TOTAL                                                          $150,578      $162,563
                                                               ========      ========

     Audit fees include fees associated with the annual audit, reviews of the Company's quarterly reports on Form 10-Q and reviews of the Company's registration statements. Audit-related services generally include benefit plan audits and review of accounting for benefit plan curtailment. Tax services primarily include tax compliance and tax planning services. The Company did not pay any fees to Deloitte & Touche LLP during the last two fiscal years for financial system design and implementation.

     The Audit Committee has determined that the provision of non-audit services described above has not compromised the independence of Deloitte & Touche LLP.

     The Audit Committee has adopted procedures for pre-approving all audit and permitted non-audit services provided by the Company's independent auditor. The Audit Committee annually pre-approves a list of specific services and categories of services, subject to a specified cost level. Part of this approval process includes making a determination on whether non-audit services are consistent with the SEC's rules on auditor independence. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee, subject to reporting any such approvals at the next subsequent Audit Committee meeting. The Audit Committee quarterly monitors the services rendered and actual fees paid to the independent auditors to ensure such services are within the scope of approval.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
          STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT
                OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

1.   LONG-TERM STOCK OWNERSHIP PLAN

     At our annual meeting for Fiscal Year 2000, our stockholders approved the Long-Term Stock Ownership Plan of Graham Corporation. Certain of our Directors and named executive officers are participants in this plan and are indebted to us for a balance due on the purchase of shares of our common stock at the closing price on the American Stock Exchange on the date of purchase, which was April 5, 2001.

     As of June 11, 2004, pursuant to the terms of both a stock subscription agreement executed by each participant in this plan and a note executed by each such person, Mr. Cadena is indebted to us in the amount of $18,302, Mr. Hansen is indebted to us in the amount of $13,063 and Mr. Northrup is indebted to us in the amount of $12,466. Of the Director participants as of the same date, Mr. Bidlack is indebted to us for $42,896, Mr. Hill for $25,736, Mr. Lemcke for $44,684 and Mr. Van Rees for $ 42,896. The largest aggregate amount of indebtedness to us by each participating officer since the beginning of our last fiscal year was $156,406 for Mr. Cadena, $100,100 for Mr. Hansen and $100,100 for Mr. Northrup. The largest aggregate amount of indebtedness outstanding during the fiscal year for each participating Director was $50,048 for Mr. Bidlack, $30,028 for Mr. Hill, $51,836 for Mr. Lemcke and $50,048 for Mr. Van Rees. Each subscription agreement states that 18 months after purchasing the shares of common stock, a participant is entitled to sell up to 50% of his shares and that the participant agrees to hold the remainder of his shares until such time as he terminates employment with us or his service as a Director ends. The terms of each note provide that a participant will repay the balance of the note in thirty-two equal consecutive quarterly installments beginning on June 30, 2002.

     The loans are interest-free during a participant's employment with the Company or service as Director. Interest on each note is imputed as income to each participant at the applicable federal rate established by the Internal Revenue Service. Shares remain in our custody until a participant's note is paid in full, unless the participant sells his shares (when and to the extent permitted). Each note provides that until it is paid in full, any shares sold will be sold through a broker who will forward any proceeds, less expenses, to us to pay off all or a portion of such note. Each note also contains provisions that grant a security interest to us in the purchased shares and any proceeds from any subsequent sale of the purchased shares. If a participant ceases to be an officer or director any time after 18 months after purchase, the participant may sell all or a portion of his shares. However, because the subscription agreement states that no participant may sell any shares prior to 18 months after purchase, if a participant ceases to be an officer or director prior to 18 months after purchase, such participant has the discretion to retain or sell all or a portion of his shares only if we waive our rights under that provision in such participant's subscription agreement.

     The Sarbanes-Oxley Act that became law on July 30, 2002 prohibits any further loans under the Long-Term Stock Ownership Plan. It also prohibits renewal, or any material modification of the terms, of any of the loans outstanding under the plan.

2.   CONSULTATION AGREEMENTS

     Director Cornelius S. Van Rees, Secretary to the Company, is party to a consultation agreement with the Company whereby he is compensated $22,000 annually to consult with the Company regarding legal matters.

                 STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     In order for any stockholder proposal to be included in our proxy statement to be issued in connection with our annual meeting of stockholders for Fiscal Year 2005, we must receive the proposal no later than March 1, 2005. If the proposal is in compliance with all of the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934, we will include the stockholder proposal in our proxy statement and place it on the form of proxy issued for the 2005 annual meeting. Pursuant to our By-Laws, stockholder proposals that are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 may be brought before the annual meeting of stockholders for Fiscal Year 2005 only if written notice of the proposal is delivered to our corporate secretary by May 29, 2005, and if a stockholder complies with all of the other applicable provisions of our By-Laws. All such stockholder notices should be delivered to the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020.

                                 ANNUAL REPORT

     A copy of our annual report containing financial statements for Fiscal Year 2004, prepared in conformity with generally accepted accounting principles, accompanies this proxy statement. To obtain a copy of our annual report on Form 10-K without charge, please address your request to Graham Corporation,
Attention: Annual Report Request, 20 Florence Avenue, Batavia, New York 14020.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters that may be presented for action at the annual meeting. Should any other matters come before the annual meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

                                        By Order of the Board of Directors

                                        /s/ ALVARO CADENA
                                        ALVARO CADENA
                                        President & Chief Executive Officer
Dated: June 29, 2004

                                                                      APPENDIX A

                               GRAHAM CORPORATION

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

MEMBERSHIP

     Members of the Audit Committee shall be elected by the Board of Directors and the Board of Directors shall elect the Committee Chair. The Audit Committee shall consist of at least three directors, each of whom satisfies the requirements of independence in accordance with applicable regulations of the U.S. Securities and Exchange Commission and the rules of the American Stock Exchange. Each member shall have the ability to read and understand the Company's financial statements or shall be able to do so within a reasonable time. At least one member of the Committee shall be an audit committee financial expert in accordance with applicable regulations of the Securities and Exchange Commission and at least one member (who may also serve as the audit committee financial expert) shall have accounting or financial management experience, or professional accounting certification, in accordance with the rules of the American Stock Exchange.

PURPOSE

     The Audit Committee shall represent and assist the Board of Directors in overseeing: (a) the integrity of the Company's financial statements and internal controls, (b) the Company's compliance with legal and regulatory requirements,
(c) the independent auditor's qualifications and independence, (d) performance of the Company's independent auditor and (e) planning for the Company's internal audit function as required by applicable law and subsequently the performance of that function.

AUTHORITY AND RESPONSIBILITIES

     The Audit Committee shall:

     1. Have authority and direct responsibility to appoint, compensate, retain, terminate and oversee the work of the public accounting firm engaged by the Company to conduct the annual audit. This firm will report directly to the Audit Committee.

     2. Have authority and direct responsibility to resolve any disagreements between management and the auditor regarding financial reporting.

     3. Pre-approve all auditing services and permitted non-audit services to be performed by the independent auditor and establish policies and procedures for the engagement of the independent auditor to provide permitted non-audit services. The Committee may delegate to one or more Committee members the authority to pre-approve such non-audit services between regularly scheduled meetings provided that such approvals are reported to the full Committee at the next Committee meeting.

     4. Obtain and review at least annually written periodic reports from the independent auditor describing the auditing firm's internal quality-control procedures.

     5. At least annually, consider the independence of the independent auditor and for this purpose (a) obtain from the Company's independent auditor a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1;
     (b) discuss with the auditor any disclosed relationships or services that, in the Committee's judgment, may affect the objectivity or independence of the auditor; and (c) as the Committee from time to time may determine to be necessary or desirable, take or recommend to the Board of Directors to take appropriate action to oversee the auditor's independence.

     6. Review with the independent auditor: (a) the scope and results of the audit; (b) any problems or difficulties that the auditor encountered in the course of the audit work, and management's response; and (c) any questions, comments or suggestions the auditor may have relating to the internal controls, accounting practices or procedures of the Company or its subsidiaries. Obtain and review timely reports from the independent auditor on other material written communications between management and the independent auditor such as any management letter or schedule of unadjusted differences.

     7. Review, prior to implementation, proposals by management of the Company to comply with requirements for internal auditing and review any significant matters contained in reports from Company personnel involved in planning for such compliance.

     8. Following adoption by the Company of procedures to comply with internal auditing requirements, review at least annually with the independent auditor, the Company's principal internal audit staff, and management: (a) the adequacy and effectiveness of the systems of internal controls (including any significant deficiencies and significant changes in internal controls reported to the Audit Committee by the independent auditor or management), accounting practices, and disclosure controls and procedures (and management reports thereon), of the Company and its subsidiaries; and
     (b) current accounting trends and developments, and take such action with respect thereto as may be deemed appropriate.

     9. Review with management and the independent auditor the annual and quarterly financial statements of the Company, including: (a) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations"; (b) any material changes in accounting principles or practices used in preparing the financial statements prior to the filing of a report on Form 10-K or 10-Q with the Securities and Exchange Commission; and (c) the items required by Statement of Auditing Standards 61 as amended by Statements 89 and 90 and as in effect at that time in the case of the annual statements and Statement of Auditing Standards 71 as in effect at that time in the case of the quarterly statements.

     10. Recommend to the Board of Directors, based on the review described in paragraphs 5 and 9 above, whether the financial statements should be included in the annual report on Form 10-K.

     11. Review earnings press releases, as well as Company policies with respect to earnings press releases, financial information and earnings guidance provided to analysts and rating agencies.

     12. Discuss Company policies with respect to risk assessment and risk management, and review contingent liabilities and risks that may be material to the Company and major legislative and regulatory developments which could materially affect the Company's contingent liabilities and risks.

     13. Review: (a) the status of compliance with laws, regulations, and internal procedures including the Company's Code of Ethics; and (b) the scope and status of systems designed to promote Company compliance with laws, regulations and internal procedures, on the basis of reports from management, legal counsel and third parties as determined by the Audit Committee.

     14. Discuss with the independent auditor the required communications with audit committees as prescribed by the Auditing Standards Board.

     15. Discuss with the independent auditor whether it has identified the existence of any issues of the type described in Section 10A of the Securities Exchange Act of 1934 (concerning detection of illegal acts).

     16. Establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     17. Have authority to engage and compensate independent counsel, accountants and other advisers, as it deems necessary to carry out its duties.

     18. Have free and confidential access at any time to the management of the Company, the controller, staff members involved in any internal auditing process the Company may adopt and the Company's general counsel; and all such individuals shall have free and confidential access to the Audit Committee.

     19. Review disclosures made by the chief executive officer and chief financial officer in Forms 10-K and 10-Q certifications regarding deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company's internal controls.

     20. Review and oversee any related party transactions.

     21. At least annually, review and assess the adequacy of this Charter and conduct a performance evaluation of the Audit Committee.

     22. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     23. Have all responsibilities and authority required by Rule 10A-3 under the Securities Exchange Act of 1934, to the extent not otherwise explicitly provided in this Charter.

MEETINGS AND PROCEDURES

     The Audit Committee shall meet at least quarterly, and at such other times as it deems necessary to fulfill its responsibilities. The Audit Committee periodically shall meet separately, in executive session, with management, the independent auditor and with such staff members as the Committee may deem appropriate who are involved in any internal auditing processes the Company may adopt.

     The Audit Committee shall report regularly to the Board of Directors with respect to its activities and make recommendations to the Board of Directors as appropriate.

MATTERS OUTSIDE THE SCOPE OF COMMITTEE'S RESPONSIBILITY

     It is not intended for the Audit Committee to be responsible for any of the following matters, and no provision of this Charter should be so construed:

     - planning, directing or conducting audits;

     - determining whether the Corporation's financial statements are complete and accurate and in accordance with generally accepted accounting principles;

     - ensuring compliance with laws and regulations or any business ethics policies adopted by the Corporation.

                                                                      APPENDIX B

                               GRAHAM CORPORATION

                      CHARTER OF THE NOMINATING COMMITTEE
                           OF THE BOARD OF DIRECTORS

MEMBERSHIP

     Members of the Nominating Committee shall be designated by the Board of Directors and the Board of Directors shall elect the Committee Chair. Election of Committee members and election of the Chair in each case shall be by a vote of at least seventy-five percent (75%) of the entire Board of Directors. The Nominating Committee shall consist of at least three directors, but no more than five, each of whom satisfies the requirements of independence in accordance with applicable regulations of the U.S. Securities and Exchange Commission and the rules of the American Stock Exchange. The Board may remove a member of the Nominating Committee from the Committee, with or without cause, only by a vote of at least seventy-five per cent (75%) of the entire Board at any regular or special meeting of the Board called for that purpose.

PURPOSE

     The purpose of the Nominating Committee is to select nominees for election to the Board of Directors, in accordance with the provisions of the By-Laws of the Corporation and of this Charter.

AUTHORITY, RESPONSIBILITIES AND PROCEDURES

     1. The Nominating Committee shall interview candidates for the Board of Directors and review their qualifications.

     2. One-third of the members of the Committee, but in no event fewer than two (2) members, shall constitute a quorum.

     3. No member of the Nominating Committee shall vote on his or her own nomination.

     4. Each year the Committee shall deliver written nominations to the Secretary of the Corporation at least sixty (60) days prior to the date of the Corporation's annual meeting, except as otherwise provided herein.

     5. Should a person nominated for election at an annual meeting become unwilling or unable to stand for election to the Board prior to election, the Nominating Committee may designate a substitute nominee upon delivery, not fewer than five (5) days prior to the date of the meeting for the election of such nominee, of a written notice to the Secretary of the Corporation. Such notice shall include a written consent of any such substitute nominee to serve as a director of the Corporation.

     6. With respect to any vacancy on the Board of Directors that may occur from time to time, the Nominating Committee shall interview and review the qualifications of any candidate or candidates to fill the vacancy and shall report the name of its nominee to the Secretary of the Corporation prior to the Board vote to fill any such vacancy.

     7. Upon request from the Board of Directors, with respect to any person it nominates the Committee shall report to the Board: (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the nominee's written consent to serve as a director, if elected, and (iv) such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission.

     8. No nominee other than a person nominated by the Committee shall be voted upon at any annual meeting of shareholders, except for nominations by shareholders that are made in accordance with the provisions for shareholder nominations set forth in the By-Laws of the Corporation.

     9. The Committee shall issue, for purposes of disclosure in the Company's annual proxy statement, a policy statement describing the Committee's process for evaluating and identifying nominees, including any specific, minimum qualifications it may require of a nominee and any specific skills or qualities it may require of a nominee. The Committee shall review this statement annually and revise it as the Committee deems necessary or desirable.

     10. The Committee will review this Charter annually and recommend any proposed changes to the Board for approval.

                               GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                                  P.O. BOX 719
                          BATAVIA, NEW YORK 14021-0719
                               www.graham-mfg.com

PROXY 2004

                               GRAHAM CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Helen H. Berkeley and Cornelius S. Van Rees, or either of them, each with power of substitution, as proxies to attend the Annual Meeting of Stockholders of Graham Corporation to be held at the RIT Inn & Conference Center, 5257 West Henrietta Road, Rochester, New York on Thursday, July 29, 2004 at 11:00 a.m., and any adjournment thereof, and to vote in accordance with the following instructions the number of shares the undersigned would be entitled to vote if personally present at such meeting:

--------------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (Mark the corresponding box on the reverse side)



--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AND FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

                                                    Please Mark Here for  /   /
                                                    Address Change or
                                                    Comments
                                                    SEE REVERSE SIDE

1.      Election of Directors                         FOR nominee(s) listed            WITHHOLD
                                                       except as marked to            AUTHORITY
                                                          the contrary             for all nominees

01      Jerald D. Bidlack to serve until 2007                /   /                      /   /

02      James J. Malvaso to serve until 2007

Withheld for the nominee you list below: (Write that nominee's name in the space provided below.)

---------------------------------------------------

2.      Ratification of the appointment of Deloitte &        FOR                        AGAINST                ABSTAIN
        Touche LLP as independent accountants for
        the fiscal year ending March 31, 2005.              /   /                        /   /                  /   /

3. In their discretion, to vote upon all other matters as may be properly brought before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND FOR RATIFICATION OF THE APPOINTMENT OF AUDITORS.

Please sign exactly as name(s) appears on this proxy and return it promptly whether you plan to attend the meeting or not. If you do attend, you may, of course, vote in person. The space below may be used for any questions or comments you may have.

/   /     To help our preparation for the meeting, please check here if you plan to attend.

Signature _____________________ Signature _____________________ Date __________

GRAHAM CORPORATION                              CONFIDENTIAL VOTING INSTRUCTION



        THIS INSTRUCTION IS SOLICITED BY THE EMPLOYEE BENEFITS COMMITTEE
                              OF GRAHAM CORPORATION
                          AS A NAMED FIDUCIARY FOR THE
          EMPLOYEE STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION ("PLAN")
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 29, 2004


         The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in the Plan (the "Instructor") hereby provides the voting instructions hereinafter specified to the Employee Benefits Committee of Graham Corporation (the "Committee"), which instructions shall be taken into account in directing the Trustee of the Plan to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Graham Corporation (the "Corporation") which are held by the Trustee of the Plan, in its capacity as Trustee, as of June 11, 2004 (the "Record Date") at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at the RIT Inn & Conference Center, 5257 West Henrietta Road, Rochester, New York on July 29, 2004 at 11:00 a.m., or at any adjournment thereof.

         As to the nominees and proposals listed on the reverse side hereof and as more particularly described in the Corporation's Proxy Statement dated June 29, 2004, the Committee will give voting directions to the Trustee of the Plan. Such directions will reflect the voting instructions filed by the Instructor on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated June 29, 2004.

         As to other matters which may properly come before the Annual Meeting, the Trustee will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

         The instructions set forth on the reverse side hereof will be taken into account as described above in directing the Trustee of the Plan how to vote the Shares of the Corporation held by it as of the Record Date in its capacity as Trustee, provided this card is received by the Burke Group by July 16, 2004.

         PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE ELECTION OF THE NOMINEES AND "FOR" PROPOSAL 2.

-------------------------------
ESOP COMMON (as of 6/11/04)                                       PLEASE MARK YOUR CHOICE LIKE THIS: IN BLUE OR BLACK INK.

-----------------------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF NOMINEES AND "FOR" PROPOSAL 2.
-----------------------------------------------------------------------------------------------------------------------------------

1.  Election of Directors                                              2.  Ratification of the appointment of Deloitte & Touche LLP as independent  accountants for the period April 1,
                                               FOR     WITHHOLD            2004 through March 31, 2005.
    FOR A THREE-YEAR TERM
                                                                                     FOR            AGAINST             ABSTAIN*
    Jerald D. Bidlack                          | |       | |

    James J. Malvaso                           | |       | |                         | |              | |                  | |
-----------------------------------------------------------------------------------------------------------------------------------
3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.
-----------------------------------------------------------------------------------------------------------------------------------


                                                       The undersigned hereby instructs the Committee to direct the Trustee of the
                                                       Plan to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt of the letter from the Committee dated June 29,
                                                       2004, a Notice of Annual Meeting of Stockholders of Graham Corporation and a
                                                       Proxy Statement for the Annual Meeting.


                                                       Date
                                                       ----------------------------------------------------------------------------



                                                       Signature
                                                       ----------------------------------------------------------------------------



                                                       Signature
                                                       ----------------------------------------------------------------------------

                                                       Please sign exactly as your name appears on this instruction. Each owner of shares held jointly must sign this voting instruction. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies must be signed by an authorized officer.

                                                       * For purposes of the unallocated Shares held by the Employee Stock Ownership
                                                       Plan, abstention is equivalent to not voting.


EMPLOYEE BENEFITS COMMITTEE

June 29, 2004



Dear Plan Accountholder:

The Employee Stock Ownership Plan of Graham Corporation ("ESOP") has a related trust (the "ESOP Trust") which owns common stock of Graham Corporation ("Graham"). GreatBanc Trust Company as trustee of the ESOP is a stockholder of Graham and may vote on matters presented for stockholder action at Graham's 2004 Annual Meeting of Stockholders scheduled to be held on July 29, 2004 ("Annual Meeting").

The ESOP Trust provides that in casting its vote at the 2004 Annual Meeting, the ESOP Trustee is to follow directions given by Graham's Employee Benefits Committee ("Committee"). The Committee in turn follows instructions provided by participants, former participants and beneficiaries of deceased former participants with respect to the Graham common stock allocated to their accounts in the ESOP as of June 11, 2004.

The records for the ESOP indicate that you are among the individuals who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction Card ("Instruction Card") and returning it in the envelope provided to the Burke Group, which maintains the records for this plan. The Instruction Card lets you give instructions for each matter expected to be presented for stockholder action at the Annual Meeting. The Committee expects the Burke Group to tabulate the instructions given on a confidential basis and to provide the Committee with only the final results of the tabulation. The final results will be used in directing the ESOP Trustee.

The voting of the common stock held by the ESOP Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended. The Committee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and directing the ESOP Trustee how to vote. The remainder of this letter describes the voting procedures which the Committee expects to follow for the 2004 Annual Meeting.

How your voting instructions count depends on whether it was anticipated that the matter being voted upon would be presented for stockholder action at the Annual Meeting; if you had an interest in the ESOP Trust on the proper date; and how large your interest was, as follows:

ANTICIPATED PROPOSALS

If Graham Common Stock Was Allocated to Your Account Under the ESOP Trust as of June 11, 2004

In general, the ESOP Trustee will be directed to vote the number of shares of Graham common stock (if any) held by the ESOP Trust and allocated as of June 11, 2004 to your individual account under the ESOP according to the instructions specified on the reverse side of the Instruction Card. The Instruction Card shows the number of shares of Graham common stock allocated to your individual account under the ESOP Trust as of June 11, 2004. If you do not file the Instruction Card by July 16, 2004, you will be deemed to have instructed the ESOP Trustee to ABSTAIN as to all proposals.

UNANTICIPATED PROPOSALS

It is possible, although very unlikely, that proposals other than those specified on the Instruction Card will be presented for stockholder action at the 2004 Annual Meeting. If this should happen, the ESOP Trustee will be instructed to vote upon such matters in their discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by them.

Your interest in the ESOP Trust offers you the opportunity to participate, as do Graham's stockholders, in decisions that affect Graham's future, and we encourage you to take advantage of it. To help you decide how to complete the Instruction Card, enclosed is a copy of the Proxy Statement that is being furnished to all holders of Graham common stock in connection with the 2004 Annual Meeting. Please complete, sign and return your Instruction Card today. Your instructions are important regardless of the size of your interest in the ESOP Trust.

If you have questions regarding the terms of the ESOP, or how to complete the Instruction Card, please call J. Ronald Hansen, Vice President-Finance & Administration at (585) 343-2216.

Sincerely,


EMPLOYEE BENEFITS COMMITTEE
  OF GRAHAM CORPORATION



ca
Enclosures